UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐        Preliminary Proxy Statement
☐        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐        Definitive Proxy Statement
☑        Definitive Additional Materials
☐        Soliciting Material Pursuant to §240.14a-12
MP MATERIALS CORP.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑        No fee required.
☐        Fee paid previously with preliminary materials.
☐        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! MP MATERIALS CORP. 2025 Annual Meeting on June 10, 2025 Vote by June 9, 2025 11:59 PM ET You invested in MP MATERIALS CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2025. Vote Virtually at the Meeting* June 10, 2025 8:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/MP2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V59419-P21455 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. MP MATERIALS CORP. 1700 S. PAVILION CENTER DRIVE, SUITE 800 LAS VEGAS, NV 89135

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V59420-P21455 1. Election of 3 Directors Named in the Proxy Statement Nominees: 1a. Connie K. Duckworth For 1b. Maryanne R. Lavan For 1c. General (Retired) Richard B. Myers For 2. Advisory vote to approve compensation paid to the Company’s named executive officers. For 3. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.